Transamerica Variable Insurance Fund, Inc.


Prospectus: May 1, 1999
(Revised September 7, 1999)





Portfolios
Growth Portfolio
Money Market Portfolio






We do not offer these portfolios for sale directly to the public. Insurance companies purchase shares of the portfolios and offer them as investment options in their variable annuity contracts and variable life insurance policies. We do not completely describe the portfolio fees and expenses in this prospectus. You must read the attached variable insurance contract prospectus for information regarding portfolio fees and expenses, additional variable insurance contract charges, and any restrictions on purchases or allocations.

This prospectus should be read in conjunction with the prospectus for the variable insurance contract.













The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
The Portfolios at a Glance                                      2
Sub-Adviser's Performance on Similar Funds    4
The Portfolios in Detail                               5
         Growth Portfolio                              5
         Money Market Portfolio                        5
Investment Adviser & Sub-Adviser                       6
Determination of Net Asset Value                       7
Offering, Purchase and Redemption of Shares   7
Income, Dividends and Capital Gains Distributions      8
Taxes                                                  8
Year 2000 Issue                                        8
Financial Highlights                                   9
Additional Information and Assistance       Back Cover



The Portfolios at a Glance

The following is a summary of each portfolio's goals, strategies, risks, intended investors and performance. We cannot guarantee that the investment goals will be achieved. The portfolios are managed by Transamerica Investment Services, Inc., or TIS. TIS has been managing funds for employee pension plans since 1967 and is currently managing over $40 billion.

The performance shown for each portfolio assumes reinvestment of dividends. The portfolios are only available through the purchase or variable annuity and variable life insurance contracts. The performance of the portfolios do not reflect any expenses or charges applicable to these variable insurance contracts. We compare a portfolio's performance to a broad-based securities market index. Performance figures for these indices do not reflect any commissions or fees, which you would pay if you purchased the securities represented by the indices. You cannot invest directly in these indices. The performance data for the indices do not indicate the past or future performance of any portfolio.

 Growth Portfolio
The portfolio seeks to maximize long-term growth.

It invests at least 65% of its assets in a diversified selection of equity securities of domestic growth companies of any size. We look for companies we consider to be premier companies that are under-valued in the stock market.

Your principal risk in investing in this portfolio is you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or bad general economic or market conditions. Since this portfolio invests in equities, its performance may vary more than fixed income portfolios over short periods.

The  portfolio is intended for  long-term  investors  who have the  perspective,
patience,   and  financial  ability  to  take  on  above-average   stock  market
volatility.

The following performance information provides some indication of the risks of investing in the portfolio. We show annual returns, best and worst quarters, and average annual total returns over the life of the portfolio. This portfolio is the successor to Transamerica Occidental's Separate Account Fund C, a management investment company funding variable annuities, through a reorganization on November 1, 1996. Performance prior to November 1, 1996 is Transamerica Occidental's Separate Account Fund C performance. Past performance is no guarantee of future results.


[GRAPHIC OMITTED]


    Best calendar quarter: 29.84% for quarter ending 6/30/97
    Worst calendar quarter: -20.51% for quarter ending 9/30/90

Average Annual Total Returns (as of 12/31/98)
                         1 year      5 years     10 years
---------------------------------------------------------
Growth Portfolio         43.28%      34.37%      26.05%
S&P 500 Index *          28.58%      24.06%      19.21%

* The Standard and Poor's 500 Index (S&P 500) consists of 500 widely held, publicly traded common stocks.


Money Market Portfolio
The portfolio seeks to maximize current income from money market securities consistent with liquidity and preservation of principal.

This is a money market fund. It invests primarily in a diversified selection of high quality U.S. dollar-denominated money market instruments with remaining maturities of 13 months or less. We look for securities with minimal credit risk. We maintain an average maturity of 90 days or less.

Your principal risk of investing in this portfolio is that the performance will not keep up with inflation and its real value will go down. Also, the portfolio's performance can go down if a security issuer fails to pay the principal or interest payments when due, but this risk is lower than our bond funds due to the shorter term of money market obligations. To the extent this portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity. Although your risks of investing in this portfolio over short periods of time are less than investing in our equity or bond funds, yields will vary.

An investment in this portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although we seek to preserve the value of your investment at $1.00 per share, you could lose money by investing in this portfolio.

The portfolio is intended for investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.


The following performance information provides some indication of the risks of investing in the portfolio. We show annual returns, best and worst quarters, and average annual total returns since the portfolio's commencement on January 2, 1998. Past performance is no guarantee of future results.

[GRAPHIC OMITTED]

   Best calendar quarter: 4.97% for quarter ending 9/30/98
   Worst calendar quarter: 4.61% for quarter ending 12/31/98







Average Annual Total Returns (as of 12/31/98)
                            Since Inception
                            (1/2/98 )
Money Market Portfolio      4.93%
IBC First Tier Index *      4.97%

* IBC's Money Fund ReportTM-First Tier represents all taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940.

The 7-day current yield of the Money Market Portfolio as of December 31, 1998 was 4.65%. You can get a more up to date 7-day current yield by calling 1-800-258-4260.


Sub-Adviser Performance on Similar Funds

The portfolios' Sub-Adviser also manages SEC-registered mutual funds and non-registered segregated separate accounts of insurance companies. These mutual funds and separate accounts have investment objectives, strategies and policies that are substantially similar to those of the portfolios listed below.

Portfolios                 Mutual Funds               Separate Accounts...
--------------------------------------------------------------------------
Money Market      Premier Cash Reserve               Cash Management

You should not assume that the designated portfolio will have the same future performance as its similar mutual fund or separate account. Any portfolio's future performance may be greater or less than the historical performance and/or future performance of the corresponding mutual fund or separate account due to, among other things, certain inherent differences between them.

Additionally, the separate accounts are not registered with the SEC and not subject to the Investment Company Act of 1940, nor are they subject to Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, the separate accounts were not subject to the investment limitations, diversification requirements, and other restrictions that apply to the portfolios. If the separate accounts had been subject to the Investment Company Act or Subchapter M of the Code, their performance may have been adversely affected at times. Additionally, the fees and expenses of the portfolios may be higher or lower than the fees and expenses of mutual funds or separate accounts. Higher fees and expenses have a negative impact on performance. Also, the portfolios are currently only available through the purchase of variable annuity and variable life insurance contracts. The performance of the mutual funds and separate accounts does not reflect any expenses or charges applicable to these variable insurance contracts.

Please do not consider the performance of these similar funds as indicative of any portfolio's past or future performance. You should not consider this performance a substitute for the portfolios' own performance

Mutual Funds

Average Annual Total Returns (as of 12/31/98)
Transamerica Premier Funds* 1 year 5 years10 years Since Inception Premier Cash Reserve 5.45% - - 5.44% (10/2/95)

* Performance is for the Investor Class of the Transamerica Premier Funds.


Separate Accounts

Average Annual Total Returns (as of 12/31/98) Transamerica Funds 1 year 5 years 10 yearsSince Inception Cash Management 5.01% 4.86% 5.26% 6.55% (1/3/82)

The Portfolios in Detail

The following expands on the strategies, policies and risks described in The Portfolios at a Glance. For more information about the performance of the portfolios, see the Statement of Additional Information (SAI). You can get a free copy of the SAI by asking us. The SAI includes the Annual Report.


Growth Portfolio
Goal
Our goal is to maximize long-term growth.

Strategies
We use a "bottom up" approach to investing. We study industry and economic trends, but focus on researching individual companies. The portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in the Sub-Adviser's opinion.

We buy securities of companies we believe have the defining features of premier growth companies that are under-valued in the stock market. The companies we invest in have many or all of these features:
      Outstanding management
      Superior track record
      Well-defined plans for the future
      Unique low cost products
      Dominance in market share or products in specialized markets Strong earnings and cash flows to foster future growth
      Focus on shareholders through increasing dividends, stock repurchases and strategic acquisitions

We also select companies for their growth potential in relation to major U.S. trends. These trends include: The aging of baby boomers The rapid growth in communication and information technologies The shift toward financial assets versus real estate or other tangible assets The continuing increase in U.S. productivity

Policies
We invest at least 65% of the portfolio's assets in a diversified portfolio of domestic equity securities. We do not limit its investments to any particular type or size of company.

The portfolio may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the portfolio is not achieving its investment objective.

Risks
Since the portfolio invests principally in equity securities, the value of its shares will fluctuate in response to general economic and market conditions. Financial risk comes from the possibility that current earnings of a company we invest in may fall, or that its overall financial circumstances may decline, causing the security to lose value.

This Portfolio Is Intended For:
Long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.


Money Market Portfolio
Goal
Our goal is to maximize current income from money market securities consistent with liquidity and preservation of principal.

Strategies
This is a money market portfolio. We invest primarily in a diversified selection of high quality money market instruments of U.S. and foreign issuers with remaining maturities of 13 months or less.

To achieve our goal, we invest primarily in:
      Short-term corporate obligations, including commercial paper, notes and bonds
      Obligations issued or guaranteed by the U.S. and foreign governments and their agencies or instrumentalities
      Obligations of U.S. and foreign banks, or their foreign branches, and
          U.S. savings banks
      Repurchase agreements involving any of the securities mentioned above

We    also seek to  maintain  a stable  net  asset  value of $1.00 per share by:
      Investing in securities which present minimal credit risk
      Maintaining the average maturity of obligations held in the portfolio at
          90 days or less

Policies
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations we buy for the portfolio are determined by the Sub-Adviser to present minimal credit risks. Risks The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. The portfolio is also subject to the risk that the issuer of a security in which the portfolio invests may fail to pay the principal or interest payments when due. This will lower the return from , and the value of, the security, which will lower the performance of the portfolio. To the extent this portfolio invests in foreign securities, it is subject to currency fluctuations, changing political and economic climates and potentially less liquidity.

An investment in this portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although this portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

This Portfolio Is Intended For:
Investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.


Investment Adviser & Sub-Adviser

Investment Adviser


The Investment Adviser of the portfolios is Transamerica Occidental Life Insurance Company, 1150 South Olive Street, Los Angeles, California 90015. The Investment Adviser is a stock life insurance company incorporated in the state of California on June 30, 1906. It is a wholly-owned indirect subsidiary of Transamerica Corporation, a subsidiary of AEGON N.V., 600 Montgomery Street, San Francisco, California 94111. The Investment Adviser was the investment adviser of Transamerica Occidental's Separate Account Fund C ("Separate Account Fund C"), the predecessor to the Growth Portfolio.


The Investment Adviser's duties include, but are not limited to:
      Overall responsibility for administering all operations of the portfolios; Monitoring and evaluating the management of the assets of the portfolios by the Sub-Adviser on an ongoing basis; and Procuring services for the portfolios, including liaison and supervision of the various service providers.



Advisory Fees

For its services to the portfolios, the Investment Adviser receives annual advisory fees from the portfolios. These fees are based on the average daily net assets of the portfolios. The fees are deducted daily from the assets of the portfolios. The fees may be higher than the average advisory fee paid to the investment advisers of other similar portfolios. The advisory fees, payable under the investment advisory agreement, are shown below. The Investment Adviser may waive some or all of its fees from time to time at its discretion. In 1998 the Investment Adviser waived a portion of the advisory fee payable by the Growth Portfolio and was paid 0.64% of the portfolio's average net assets. The Investment Adviser waived the full amount of advisory fee payable by the Money Market Portfolio and was paid 0% of the portfolio's average net assets.


     ----------------------- ----------------
                             Advisory Fee


     Portfolio
     ----------------------- ----------------
     ----------------------- ----------------
     Growth                  0.75%
     ----------------------- ----------------
     ----------------------- ----------------
     Money Market            0.35%
     ----------------------- ----------------


Each portfolio pays all the costs of its operations that are not assumed by the Investment Adviser, including:

      Custodian;
      Legal;
      Auditing;
      Administration
      Registration fees and expenses; and
      Fees and expenses of directors unaffiliated with the Investment Adviser.

We allocate the expenses that are not portfolio-specific among the portfolios based on the net assets of each portfolio.

Sub-Adviser


The Investment Adviser has contracted with Transamerica Investment Services, Inc. to be the Sub-Adviser. The Sub-Adviser has been in existence since 1967 and has provided investment advisory services to investment companies since 1968 and to Transamerica Corporation and affiliated companies since 1981. The Sub-Adviser currently manages over $40 billion. The Sub-Adviser is located at 1150 South Olive Street, Los Angeles, California 90015-2211. The Sub-Adviser is a wholly-owned subsidiary of Transamerica Corporation, a subsidiary of AEGON N.V. The Investment Adviser has agreed to pay the Sub-Adviser a portion of the advisory fee. The Sub-Adviser will provide recommendations on the management of portfolio assets, provide investment research reports and information, supervise and manage the investments of the portfolios, and direct the purchase and sale of portfolio investments.


The Sub-Adviser is also responsible for the selection of brokers and dealers to execute transactions for the portfolios. Some of these brokers or dealers may be affiliated persons of the Investment Adviser and Sub-Adviser. Although it is the policy of the Sub-Adviser to seek the best price and execution for each transaction, they may give consideration to brokers and dealers who provide them with statistical information research and other services in addition to transaction services.


AEGON Merger
On July 21, 1999, Transamerica Corporation completed its merger with a subsidiary of AEGON N.V., one of the world's leading international insurance groups. As a result of the merger, the investment advisory contract between Transamerica Variable Insurance Fund, Inc. ("TVIF") and Transamerica Occidental Life Insurance Company ("TOLIC"), TVIF's investment adviser, and the sub-advisory agreement between TOLIC and Transamerica Investment Services, Inc. ("TIS") automatically terminated and the new investment advisory and sub-advisory contracts between the same parties, approved at a special meeting of TVIF shareholders on June 16, 1999, became effective.

As of July 21, 1999, AEGON N.V. indirectly owns the investment adviser, TOLIC, and the sub-adviser, TIS.


Portfolio Managers

Management decisions for each of the portfolios are made by a team of expert managers and analysts headed by team leaders (designated as primary managers) and their backups (designated as co-managers). The team leaders have primary responsibility for the day-to-day decisions related to their portfolios. They are supported by the entire group of managers and analysts. The transactions and performance of the portfolios are reviewed by the Sub-Adviser's senior officers.

The following listing provides a brief biography of the primary manager and co-managers for each of the portfolios:


Growth Portfolio

Primary Manager since 1984: Jeffrey S. Van Harte, C.F.A., Vice President and Senior Portfolio Manager, Transamerica Investment Services. Manager of the Transamerica Equity Fund and the Transamerica Premier Equity Fund since 1998. Manager of an unregistered separate account and a Transamerica corporate account. Co-Manager of the Transamerica Premier Value Fund, the Transamerica Value Fund, the Transamerica Premier Balanced Fund and the Transamerica Balanced Fund. Was manager of the Transamerica Balanced Fund from 1993 to 1998 and the Transamerica Premier Balanced Fund from 1995 to 1998. Member of San Francisco Society of Financial Analysts. B.A., California State University at Fullerton. Joined Transamerica in 1980.

Co-Manager since 1999: Gary U. Rolle, CFA, Executive Vice President & Chief Investment Officer, Transamerica Investment Services. Chairman & President, Transamerica Income Shares. Chief Investment Officer, Transamerica Occidental Life Insurance and Transamerica Life Insurance & Annuity Companies. Manager of the Transamerica Balanced Fund and Transamerica Premier Balanced Fund since 1998. Co-Manager of the Transamerica Premier Equity Fund, Transamerica Equity Fund, Fund A, and Transamerica corporate accounts. Former member of the Board of Governors of the Los Angeles Society of Financial Analysts. B.S., University of California at Riverside. Joined Transamerica in 1967.


Money Market Portfolio Primary Manager since 1999: Rex A. Olson, CFA, Securities Analyst, Transamerica Investment Services. Manager of the Transamerica Cash Management Fund since 1999. Was co-manager of the Transamerica Premier Cash Reserve Fund, the TVIF Money Market Fund and the Transamerica Cash Management Fund. Member of the Los Angeles Society of Financial Analysts. Vice President, Mitsubishi Trust, 1987-1997. B.S., University of Southern California. Joined Transamerica in 1997.

Co-Manager since 1999: Peter O. Lopez, Senior Research Analyst, Transamerica Investment Services. Assistant Vice President, Shields Alliance, 1995-1997. Corporate Bond Associate, TIAA-CREF, 1993-1995. B.A., Arizona State University. M.B.A., University of Michigan. Joined Transamerica in 1997.


Determination of Net Asset Value

We normally determine the net asset value per share of each portfolio once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time. We do this each day when the New York Stock Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain holidays.

We calculate the net asset value by subtracting the portfolio's liabilities from its total assets and dividing the result by the total number of shares outstanding.

We generally determine the value of the portfolio securities and assets on the basis of their market values. However, all securities held by the Money Market Portfolio and any short-term debt securities of the other portfolios having remaining maturities of sixty days or less are valued by the amortized cost method, which approximates market value. Amortized cost involves valuing an investment at its cost and assuming a constant amortization to maturity of any discount or premium, regardless of the effect of movements in interest rates. We value investments for which market quotations are not readily available at their fair value as determined in good faith by, or under authority delegated by, the portfolios' Board of Directors.


Offering, Purchase and Redemption of Shares

We sell shares of the portfolios in a continuous offering to various insurance companies. These insurance companies offer them as investment options in variable annuity and variable life insurance contracts. The insurance companies purchase and redeem shares of the portfolios at net asset value without sales or redemption charges being imposed by the portfolios. On each business day insurance companies purchase or redeem shares of the portfolios based on the requests from their contract owners that have been processed on that day. Insurance companies purchase and redeem shares at their net asset value calculated at the end of that day, although such purchases and redemptions may be executed the next business day.

If insurance companies purchase shares of a portfolio for variable life insurance or qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance contract owners and plan participants. We do not foresee any disadvantage to owners of the annuity contracts arising from the fact that shares of a portfolio might be held by such entities. However, in such an event, the portfolios' Board of Directors will monitor the portfolios in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.


Income, Dividends and Capital Gains Distributions

      Each portfolio distributes substantially all of its net investment income in the form of dividends to its shareholders. Dividends are made on a per share basis to shareholders of record of a portfolio as of the distribution date of that portfolio, regardless of how long the shares have been held. Capital gains, if any, are generally distributed annually for all portfolios.
      If you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution.
      Dividends on the Money Market Portfolio are determined daily but paid monthly.

Dividend Payment Schedules:

Portfolio                           When It Pays
Growth Portfolio                    Annually
Money Market Portfolio              Monthly


Taxes

Each portfolio qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each portfolio intends to distribute substantially all of its net income and net capital gains to its shareholders. As a result, under the provisions of subchapter M, there should be little or no income or gains taxable to the portfolios. In addition, each portfolio intends to comply with certain other distribution rules specified in the Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply. For more information see Federal Tax Matters in the SAI.

The shareholders of the portfolios are insurance companies offering variable insurance contracts. For information concerning federal income tax consequences for owners of variable insurance contracts, see the prospectus for these products.


Year 2000 Issue

Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because dates are encoded using the standard six-place format that allows entry of only the last two digits of the year. This is commonly known as the "Year 2000 Problem." This issue could adversely impact the portfolios if the computer systems used by the portfolios' Investment Adviser, Sub-Adviser, Custodian and Transfer Agent (including service providers' systems) do not accurately process date information after January 1, 2000. The Investment Adviser and Sub-Adviser are addressing this issue by testing the computer systems they use to ensure that those systems will operate properly after January 1, 2000. The Investment Adviser and Sub-Adviser are also seeking assurances from the Custodian, Transfer Agent and other service providers they use that their computer systems will be adapted to address the Year 2000 Problem in time to prevent adverse consequences after January 1, 2000.

However, especially when taking into account interaction with other systems, it is difficult to predict with precision that there will be no disruption of services in connection with the year 2000. We continue to believe that we will achieve Year 2000 readiness; however, the size and complexity of our systems and the need for them to interface with other systems internally and with those of our customers, vendors, partners, government agencies and other outside parties, creates the possibility that some systems may experience Year 2000 problems. Although we believe we will be properly prepared for the date change, we are also developing contingency plans to minimize any potential disruptions to operations, especially from externally interfaced systems over which we have limited or no control. This issue could also adversely impact the value of the securities that the portfolios invest in if the issuing companies' systems do not operate properly after January 1, 2000.

The above is subject to the Year 2000 Readiness Disclosure Act. This act may limit your legal rights in the event of a dispute.

Financial Highlights

The following information is intended to help you understand the portfolios' financial performance for the past five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate the investor would have earned (or lost) in that year on that portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with the portfolios' financial statements, are included in the statement of additional information and annual report. See the back cover to find out how to get the statement of additional information.

Growth Portfolio

The Growth Portfolio was formerly Transamerica Occidental's Separate Account Fund C. The former fund was reorganized on November 1, 1996, when all its assets and liabilities were transferred to the newly created Growth Portfolio. The financial information is presented as if the reorganization had always been in effect. The activity prior to November 1, 1996, represents accumulated unit values of Separate Account Fund C which have been converted to share values for presentation purposes.




                                                                                Year ended December 31,
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
                                                                   1998         1997        1996       1995        1994
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        Net Asset Value
        Beginning of year                                         $14.750      $10.930     $8.582     $5.615      $5.239
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------

        Operations:
        Net investment income (loss)                              (0.013)      (0.050)    (0.065)     (0.069)    (0.042)
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        Net realized and unrealized gain                           6.380        5.130      2.413       3.036      0.418
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        Total from investment operations                           6.367        5.080      2.348       2.967      0.376
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------

        Dividends/Distributions to Shareholders:
        Net realized gains                                        (1.757)      (1.260)       -           -          -
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------

        Net Asset Value
        End of  year                                              $19.360      $14.750    $10.930     $8.582      $5.615
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------

        Total Return                                              43.28%       46.50%      27.36%     52.84%      7.19%
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------

        Ratios and Supplemental Data:
        Expenses to average net assets:
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
          After reimbursement/fee waiver                           0.85%        0.85%      1.27%       1.41%      1.43%
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
          Before reimbursement/fee waiver                          0.96%        0.98%      1.34%       1.41%      1.43%
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        Net investment income (loss) to average net assets        (0.32%)      (0.39%)    (0.68%)     (0.94%)    (0.80%)
        (1)
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        Portfolio turnover rate                                   34.41%       20.54%      34.58%     18.11%      30.84%
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------
        Net assets, end of year (in thousands)                   $107,892      $46,378    $32,238     $25,738    $17,267
        ------------------------------------------------------ -------------- ---------- ----------- ---------- -----------




(1) If the Investment Adviser had not reimbursed expenses the ratio of net investment loss to average net assets would have been (0.44%), (0.52%) and (0.75%) for the years ended December 31, 1998, 1997, and 1996, respectively.

Money Market Portfolio

The following table gives condensed financial information for the Money Market Portfolio, which commenced operation January 2, 1998, for the period ending December 31, 1998.

                       ----------------------------------------------------------
                                                                  Period ended
                       ----------------------------------------------------------
                       ----------------------------------------------------------
                                                                   December 31,
                                                                      1998*
                       ----------------------------------------------------------
                       ----------------------------------------------------------
                       Net Asset Value
                       Beginning of period                            $1.000
                       ----------------------------------------------------------
                       ----------------------------------------------------------

                       Operations:
                       ----------------------------------------------------------
                       ----------------------------------------------------------
                       Net investment income                          0.048
                       ----------------------------------------------------------
                       ----------------------------------------------------------
                       Total from investment operations               0.048
                       ----------------------------------------------------------
                       ----------------------------------------------------------

                       ----------------------------------------------------------
                       ----------------------------------------------------------

                       Dividends/Distributions to Shareholders:
                       ----------------------------------------------------------
                       ----------------------------------------------------------
                       Net investment income                         (0.048)
                       ----------------------------------------------------------
                       ----------------------------------------------------------
                       Total distributions                           (0.048)
                       ----------------------------------------------------------
                       ----------------------------------------------------------

                       Net Asset Value
                       End of period                                  $1.000
                       ----------------------------------------------------------
                       ----------------------------------------------------------

                       Total Return (a)                               4.93%
                       ----------------------------------------------------------
                       ----------------------------------------------------------

                       Ratios and Supplemental Data:
                       ----------------------------------------------------------
                       ----------------------------------------------------------
                       Expenses to average net assets (2)
                       ----------------------------------------------------------
                       ----------------------------------------------------------
                         After reimbursement/fee waiver               0.60%
                       ----------------------------------------------------------
                       ----------------------------------------------------------
                         Before reimbursement/fee waiver              3.03%
                       ----------------------------------------------------------
                       ----------------------------------------------------------
                       Net investment income (loss)
                            to average net assets (1)(2)              4.81%
                       ----------------------------------------------------------
                       ----------------------------------------------------------
                       Net Assets, end of period (in thousands)       $6,803

                       ----------------------------------------------------------


*  The Portfolio commenced operations January 2, 1998.

(a)   Total return is not annualized for periods less than one year

(1) If the Investment Adviser had not waived expenses, the ratio of net investment income to average net assets would have been 2.38% for the period ended December 31, 1998.

(2) Annualized.

ADDITIONAL INFORMATION AND ASSISTANCE


You may get more information, at no charge, about these portfolios by requesting the following:

Annual and Semi-Annual Report

These reports describe the portfolios' performance and list their holdings. The annual report discusses the market conditions and the portfolio managers' strategies that significantly affected the portfolios' performance during the last fiscal year.


Statement of Additional Information (SAI)

This document gives additional information about the portfolios. The SAI was filed with the Securities and Exchange Commission (SEC) and is incorporated by reference as part of the prospectus. The audited annual report is a part of the SAI.


To Obtain Information from Us

Call 1-800-258-4260 Write to Transamerica Service Center, 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202. Visit our Internet web site at http://www.transamerica.com


To Obtain Information from the SEC

Visit the SEC, Public Reference Room, Washington, D.C. to review or copy the prospectus and SAI
      Call 1-800-SEC-0330
      Visit the SEC's Internet web site at http://www.sec.gov
      Write to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009 for copies of these documents (requires you to pay a duplicating fee)

SEC file number:  811-9216











VIM-433-0999